                                                                      Growth and
                                                                          Income
                                                                           Trust

                             [GRAPHIC APPEARS HERE]


                       The Intelligent Creation of Wealth

                                 Annual Report
                           and Investment Performance
                           Review for the Year Ended
                               September 30, 2001

                          [HERITAGE LOGO APPEARS HERE]

                               Growth and Income
                                    Trust/TM/

                                                               October 20, 2001

Dear Valued Shareholders:

We at Heritage Asset Management join with the rest of the nation in offering our condolences to those whose lives have been impacted by recent terrorist activity. Though deeply saddened by these events, we have found solace in the unity and strength shown by the American people and our allies. Although we may now experience a longer economic downturn than expected before September 11, 2001, we believe that there is reason for optimism that economic news will improve in the months ahead.

On June 22, 2001, shareholders of Heritage Income-Growth Trust, with unanimous approval of the Board of Trustees, voted to change the fund's subadviser, investment objective, and name effective July 1, 2001. The name of your Fund was changed to the Heritage Growth and Income Trust (the "Fund") to better reflect a primary emphasis on capital appreciation and secondary emphasis on income.

To execute the Fund's new investment objective, Thornburg Investment Management, Inc. ("Thornburg") was chosen as the new subadviser. The Thornburg management team is led by William V. Fries, a managing director and portfolio manager for Thornburg since 1995. Prior to joining Thornburg in 1995, Mr. Fries was a vice president of USAA Investment Management Company ("USAA") in San Antonio, Texas. His 21 years experience at USAA includes managing both growth and income equity funds. He was recognized by Barron's magazine as one of the top 100 fund managers in the country earlier this year.

In the letter that follows, portfolio manager William Fries comments in detail on the performance of your Fund during the fiscal year ended September 30, 2001, as well as current market conditions and the direction the Fund has taken under his leadership. I hope you find his remarks helpful in understanding how your Fund's investment portfolio is managed.

On behalf of Heritage, I thank you for your continuing support of Heritage Growth and Income Trust. Please call your financial advisor or Heritage at
(800) 421-4184 if you have any questions.

                                          Sincerely,

                                          /s/ Richard K Reiss Signature
                                          Richard K. Riess
                                          President

                                                               October 15, 2001

Dear Valued Shareholders:

It is rare that most of us in the investment business are directly connected to the events we observe and judge in our everyday occupation of managing money. The events of September 11, 2001 were an exception. Most of us knew someone or deal with firms directly impacted by these horrific terrorist acts. We offer heartfelt sympathy to those whose lives have been abruptly changed forever and empathy for all in our profession who have been affected.

The calamity of September 11 moved weak stock prices even lower. Prior to that event, many sectors had been already trading at valuations suggesting an economic contraction was underway. The magnitude and duration of the downturn now appears more material. We believe we are in a recession now (maybe not statistically but psychologically) and companies are adjusting to the clear reality of slowed business. Nonetheless, we do not expect economic activity levels to fall back to the low levels of the week of September 11. For the most part, individuals have resumed normal activities and are spending less time focused on watching news stories unfolding on TV. Mall traffic seems to have resumed, albeit at a lower level. Schools are back in session. And sports fans seem to have regained enthusiasm. We believe that markets will respond to encouraging U.S. military actions, as consumers and investors express confidence in our country's mission. Our government's goal of minimizing terrorism on the planet appears to have been embraced as an acceptable and achievable end game.

During the fiscal year ended September 30, 2001, the Heritage Growth and Income Trust's (the "Fund") Class A, B and C shares declined 10.5%, 11.0% and 11.1%, respectively*, compared to a 26.6% decline for the Standard & Poor's 500 Composite Stock Price Index ("S & P 500").

At the beginning of July, we at Thornburg Investment Management assumed responsibility for management of your Fund. We are pleased to have the opportunity to manage your portfolio. Due to the transition of fund managers and resultant portfolio realignment, the Fund realized taxable gains of $2.05/share. These extraordinary distributions were a one time event. The portfolio now reflects our stock selection.

Stock indices are almost all lower from 12 months ago. Investor enthusiasm remains constrained by the litany of earnings shortfalls, which began last year with technology companies, and now has spread to most other sectors. Nonetheless, companies that have demonstrated an ability to sustain revenue and earnings progress have generally enjoyed solid market performance. Among holdings that performed well during the fiscal year were insurer MetLife, food distributor Sysco Corporation, fast food purveyor Wendy's, and ad agency Omnicom. A recent addition to the portfolio that aided Fund performance is hospital manager Tenet Healthcare.

Significant positions that hurt the Fund's performance over the past 12 months include General Electric, telecommunications equipment manufacturer Cisco, storage equipment maker EMC, energy producer Constellation Energy, natural gas conglomerate El Paso Corp, media and entertainment company Fox, as well as several financials, including American Express, Bank of New York, Morgan Stanley Dean Witter, and Citigroup.

In July and August, we adjusted the portfolio in anticipation of a weaker economic environment, reducing cyclical exposure. We purchased companies we believed were well positioned to cope with and benefit from lower short-term interest rates. Following the terrorist attack there was no place to hide, although on a comparative basis, the portfolio held up reasonably well. Portfolio additions included defense contractors Raytheon and Lockheed Martin.

--------
*Calculated without the imposition of either front-end or contingent deferred sales charge.

The contraction in the economy has been accelerated and magnified. For the most part, we believe earnings will continue to disappoint. For investors used to investing on the basis of quarterly earnings progress, there will be a narrow spectrum of stocks to buy. Earnings are what ultimately drive stock prices, so firms with reliable earnings are getting most of the investment attention. Our holdings in healthcare, telecommunication services, consumer staples, REITs, beneficiaries of lower short-term interest rates, and beneficiaries of a long-term increase in military spending fit this description. In fact, these were also among the better performers after September 11th.

Inflation does not appear to be a problem, especially with the strong dollar and lower energy prices, so interest rates should stay low. However, capital spending is not likely to improve soon and the news flow may not be very promising in the near term. That does not mean that stocks are not promising. Industry leadership, unique knowledge, market share, pricing power and a profitable business model still have value. The stock price weakness of recent months is likely an opportunity. We have recently added to AOL and Microsoft and initiated modest positions in EMC and Siebel Systems. The companies we have added are industry leaders with solid business models, and offer services for which they are routinely well compensated. There is reason for optimism and it is worth remembering that some stocks rise before the economic news improves. Events related to the "War on Terrorism" will impact market psychology both positively and negatively. Should our military efforts prevail, the market will respond favorably. We believe we are well positioned for when this occurs.

It has been a challenging period for most investors, including us. We appreciate your continued confidence. Thank you for investing with us.

                                          William V. Fries, CFA
                                          /s/ William V. Fries
                                          Managing Director
                                          Thornburg Investment Management, Inc.
                                          Portfolio Manager, Growth and Income
                                            Trust

                                    [CHART]
                         Growth of a $10,000 Investment
            since October 1, 1991 of Heritage Growth and Income Fund
                                 Class A Shares

      Heritage    Standard
      Growth and  & Poor's 500
      Income      Composite
      Trust       Stock Price
Date  $23,497     Index $33,055

Oct-91   9,525    10,000
Dec-91  10,279    10,838
Mar-92  10,240    10,565
Jun-92  10,304    10,766
Sep-92  10,803    11,105
Dec-92  11,482    11,663
Mar-93  11,937    12,173
Jun-93  11,960    12,232
Sep-93  12,580    12,547
Dec-93  12,760    12,838
Mar-94  12,436    12,352
Jun-94  12,429    12,404
Sep-94  12,806    13,009
Dec-94  12,647    13,006
Mar-95  13,464    14,273
Jun-95  14,186    15,635
Sep-95  15,312    16,878
Dec-95  16,173    17,894
Mar-96  17,307    18,855
Jun-96  18,215    19,701
Sep-96  18,721    20,312
Dec-96  19,811    22,004
Mar-97  20,227    22,594
Jun-97  22,320    26,539
Sep-97  24,235    28,526
Dec-97  25,147    29,345
Mar-98  27,030    33,439
Jun-98  26,498    34,542
Sep-98  24,153    31,109
Dec-98  26,071    37,732
Mar-99  26,190    39,611
Jun-99  27,995    42,403
Sep-99  25,638    39,753
Dec-99  26,509    45,668
Mar-00  26,596    46,714
Jun-00  26,691    45,472
Sep-00  26,853    45,030
Dec-00  26,392    41,505
Mar-01  24,756    36,582
Jun-01  25,744    38,726
Sep-01  24,041    33,055

Average Annual Total Returns*
1 Year: (14.73%)%  5 year: 4.11%
10 Year: 9.17%

                                    [CHART]
                         Growth of a $10,000 Investment
               since inception of Heritage Growth and Income Trust
                        Class B Shares on January 2, 1998

        Heritage    Standard
        Growth and  & Poor's 500
        Income      Composite
        Trust       Stock Price
Date    $8,827      Index $11,264

Jan-98  10,000          10,000
Mar-98  10,730          11,395
Jun-98  10,494          11,771
Sep-98   9,550          10,601
Dec-98  10,289          12,858
Mar-99  10,316          13,498
Jun-99  11,008          14,450
Sep-99  10,058          13,547
Dec-99  10,382          15,563
Mar-00  10,403          15,919
Jun-00  10,418          15,495
Sep-00  10,455          15,345
Dec-00  10,193          14,144
Mar-01   9,471          12,466
Jun-01   9,760          13,197
Sep-01   9,022          11,264

*Average annual total returns for Heritage Growth and Income Trust Class A and
 B Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares) and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $9,301. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                    [CHART]

                         Growth of a $10,000 Investment
               since inception of Heritage Growth and Income Trust
                         Class C Shares on April 3, 1995

       Heritage    Standard
       Growth and  & Poor's 500
       Income      Composite
       Trust       Stock Price
Date   $16,622     Index $23,159

Apr-95  10,000     10,000
Jun-95  10,500     10,954
Sep-95  11,318     11,825
Dec-95  11,944     12,537
Mar-96  12,746     13,210
Jun-96  13,399     13,803
Sep-96  13,736     14,231
Dec-96  14,511     15,416
Mar-97  14,787     15,830
Jun-97  16,297     18,593
Sep-97  17,649     19,986
Dec-97  18,282     20,560
Mar-98  19,616     23,428
Jun-98  19,184     24,201
Sep-98  17,459     21,795
Dec-98  18,810     26,435
Mar-99  18,860     27,752
Jun-99  20,125     29,708
Sep-99  18,388     27,852
Dec-99  18,980     31,996
Mar-00  19,018     32,729
Jun-00  19,046     31,858
Sep-00  19,114     31,549
Dec-00  18,775     29,079
Mar-01  17,582     25,630
Jun-01  18,247     27,132
Sep-01  16,989     23,159

*Average annual returns for Heritage Growth and Income Trust Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

--------------------------------------------------------------------------------
                       Heritage Growth and Income Trust
                             Investment Portfolio
                              September 30, 2001
--------------------------------------------------------------------------------

                                                          Market
            Shares                                        Value
            ------                                        -----
            Common Stocks--92.0% (a)
            ------------------------
            Aerospace/Defense--4.3%
            -----------------------
             15,600 Lockheed Martin Corporation........ $   682,500
             42,500 Raytheon Company...................   1,476,875
                                                        -----------
                                                          2,159,375
                                                        -----------
            Banks--5.0%
            -----------
             30,000 Bank of New York Company, Inc......   1,050,000
             32,600 Wells Fargo & Company..............   1,449,070
                                                        -----------
                                                          2,499,070
                                                        -----------
            Biotechnology--2.0%
            -------------------
             21,300 Genzyme Corporation, General
                     Division*.........................     967,446
                                                        -----------
            Broadcasting--4.6%
            ------------------
             34,600 Comcast Corporation, Class "A"*....   1,241,102
             55,600 Fox Entertainment Group, Inc.*.....   1,061,960
                                                        -----------
                                                          2,303,062
                                                        -----------
            Computers--2.9%
            ---------------
             13,200 DST Systems Inc.*..................     570,900
             74,300 EMC Corporation....................     873,025
                                                        -----------
                                                          1,443,925
                                                        -----------
            Cosmetics/Personal Care--2.5%
            -----------------------------
             20,000 Kimberly-Clark Corporation.........   1,240,000
                                                        -----------
            Electric Utilities--5.6%
            ------------------------
              7,100 Allegheny Energy Inc...............     260,570
             60,000 Southern Company...................   1,438,800
             40,000 TECO Energy, Inc...................   1,084,000
                                                        -----------
                                                          2,783,370
                                                        -----------
            Financial Services--4.3%
            ------------------------
            156,400 E*TRADE Group, Inc.*...............     946,220
             39,000 MBNA Corporation...................   1,181,310
                                                        -----------
                                                          2,127,530
                                                        -----------
            Food--3.0%
            ----------
             44,000 Kraft Foods, Inc...................   1,512,280
                                                        -----------
            Healthcare Services--6.7%
            -------------------------
             55,100 Health Management Associates, Inc.,
                     Class "A"*........................   1,143,876
             36,800 Tenet Healthcare Corporation*......   2,195,120
                                                        -----------
                                                          3,338,996
                                                        -----------

                                                          Market
             Shares                                       Value
             ------                                       -----
             Common Stocks (continued)
             -------------------------
             Multimedia--3.1%
             ----------------
              47,100 AOL Time Warner Inc.*.............  1,559,010
                                                        ----------
             Oil & Gas--6.5%
             ---------------
              33,000 BP Amoco PLC,
                      Sponsored ADR....................  1,622,610
              48,800 Unocal Corporation................  1,586,000
                                                        ----------
                                                         3,208,610
                                                        ----------
             Pharmaceuticals--6.4%
             ---------------------
              28,200 American Home Products Corporation  1,642,650
              38,300 Pfizer, Inc.......................  1,535,830
                                                        ----------
                                                         3,178,480
                                                        ----------
             REITS--13.7%
             ------------
             123,600 Annaly Mortgage Management, Inc...  1,786,020
              26,500 Boston Properties Inc.............  1,010,445
              47,000 Equity Office Properties Trust....  1,504,000
              33,800 Mack-Cali Realty Corporation......  1,047,800
              53,600 Simon Property Group, Inc.........  1,442,376
                                                        ----------
                                                         6,790,641
                                                        ----------
             Retail--3.5%
             ------------
              27,500 CVS Corporation...................    913,000
              63,600 Staples Inc.*.....................    847,152
                                                        ----------
                                                         1,760,152
                                                        ----------
             Savings & Loans--4.0%
             ---------------------
              52,000 Washington Mutual, Inc............  2,000,960
                                                        ----------
             Software--3.8%
             --------------
              20,100 Microsoft Corporation*............  1,028,517
              65,900 Siebel Systems, Inc.*.............    857,359
                                                        ----------
                                                         1,885,876
                                                        ----------
             Telecommunications--10.1%
             -------------------------
              49,100 Nokia Corporation, Sponsored ADR,
                      Class "A"........................    768,415
              59,100 Sprint Corporation (FON Group)....  1,418,991
              42,100 Sprint Corporation (PCS Group)--
                      SDE Units........................  1,145,120
              26,400 Sprint Corporation (PCS Group)*...    694,056
              10,800 Telephone & Data Systems, Inc.....  1,018,440
                                                        ----------
                                                         5,045,022
                                                        ----------
             Total Common Stocks (cost $47,372,018).... 45,803,805
                                                        ----------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                       Heritage Growth and Income Trust
                             Investment Portfolio
                              September 30, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                                              Market
                                                              Value
         -                                                    -----
         Convertible Preferred Stocks--2.0% (a)
         --------------------------------------
         Food--2.0%
         ----------
         21,000            Suiza Capital Trust II.......... $   968,625
                                                            -----------
         Total Convertible Preferred Stocks (cost $874,083)     968,625
                                                            -----------
         Total Investment Portfolio excluding repurchase
          agreement (cost $48,246,101).....................  46,772,430
                                                            -----------
         Repurchase Agreement--4.1% (a)
         ------------------------------
         Repurchase Agreement with State Street Bank and
         Trust Company, dated September 28, 2001
         @ 3.00% to be repurchased at $2,058,515 on
         October 1, 2001, collateralized by $1,370,000
         United States Treasury Bonds, 12.50% due
         August 15, 2014, (market value $2,102,019
         including interest) (cost $2,058,000)............. $ 2,058,000
                                                            -----------
         Total Investment Portfolio
         (cost $50,304,101) (b), 98.1% (a).................  48,830,430
         Other Assets and Liabilities, net, 1.9% (a).......     962,935
                                                            -----------
         Net Assets, 100.0%................................ $49,793,365
                                                            ===========

--------
*  Non-income producing security.
(a)Percentages indicated are based on net assets.
(b)The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized depreciation of $1,473,671 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,637,582 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,111,253.
ADRAmerican Depository Receipt.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                       Heritage Growth and Income Trust
                      Statement of Assets and Liabilities
                              September 30, 2001
--------------------------------------------------------------------------------

Assets
------

Investments, at market value (identified cost $48,246,101) (Note 1).............................            $46,772,430
Repurchase agreement (identified cost $2,058,000) (Note 1)......................................              2,058,000
Cash............................................................................................                    957
Receivables:
  Investments sold..............................................................................              6,136,106
  Fund shares sold..............................................................................                137,458
  Dividends and interest........................................................................                 62,122
Deferred state qualification expenses (Note 1)..................................................                  7,372
Prepaid insurance (Note 1)......................................................................                  1,666
                                                                                                            -----------
    Total assets................................................................................             55,176,111

Liabilities
-----------

Payables (Note 4):
  Investments purchased......................................................................... $5,127,208
  Fund shares redeemed..........................................................................    140,202
Accrued management fee..........................................................................     19,971
Accrued distribution fee........................................................................     20,228
Accrued shareholder servicing fee...............................................................     13,500
Accrued fund accounting fee.....................................................................     14,400
Other accrued expenses..........................................................................     47,237
                                                                                                 ----------
    Total liabilities...........................................................................              5,382,746
                                                                                                            -----------
Net assets, at market value.....................................................................            $49,793,365
                                                                                                            ===========

Net Assets
----------

Net assets consist of:
  Paid-in capital...............................................................................            $51,211,260
  Undistributed net investment income (Note 1)..................................................                101,097
  Accumulated net realized loss (Notes 1 and 5).................................................                (45,321)
  Net unrealized depreciation on investments....................................................             (1,473,671)
                                                                                                            -----------
Net assets, at market value.....................................................................            $49,793,365
                                                                                                            ===========

Class A Shares
--------------

Net asset value and redemption price per share ($33,015,543 divided by 2,913,161 shares of
 beneficial interest outstanding, no par value) (Notes 1 and 2).................................            $     11.33
                                                                                                            ===========
Maximum offering price per share (100/95.25 of $11.33)..........................................            $     11.90
                                                                                                            ===========

Class B Shares
--------------

Net asset value, offering price and redemption price per share ($3,899,543 divided by 349,864
 shares of beneficial interest outstanding, no par value) (Notes 1 and 2).......................            $     11.15
                                                                                                            ===========

Class C Shares
--------------

Net asset value, offering price and redemption price per share ($12,878,279 divided by 1,155,555
 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ......................            $     11.14
                                                                                                            ===========

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                       Heritage Growth and Income Trust
                            Statement of Operations
                     For the Year Ended September 30, 2001
--------------------------------------------------------------------------------

Investment Income
-----------------
Income:
  Dividends.................................................              $  1,152,211
  Interest..................................................                   284,820
                                                                          ------------
    Total income............................................                 1,437,031
Expenses (Notes 1 and 4):
  Management fee............................................ $    444,995
  Distribution fee (Class A Shares).........................      102,246
  Distribution fee (Class B Shares).........................       45,603
  Distribution fee (Class C Shares).........................      138,738
  Professional fees.........................................       75,037
  Shareholder servicing fees................................       53,508
  Fund accounting fee (Note 4)..............................       52,925
  State qualification expenses..............................       45,631
  Reports to shareholders...................................       22,035
  Custodian fee.............................................       20,084
  Trustees' fees and expenses...............................       11,937
  Insurance.................................................        3,737
  Other.....................................................        1,981
                                                             ------------
    Total expenses before waiver............................                 1,018,457
                                                                          ------------
    Fees waived by Manager (Note 4).........................                   (79,211)
                                                                          ------------
Net investment income ......................................                   497,785
                                                                          ------------
Realized and Unrealized Gain (Loss) on Investments
--------------------------------------------------
Net realized gain from investment transactions..............                 7,385,140
Net realized gain from covered call options written (Note 1)                   246,224
Net unrealized depreciation of investments during the year..               (14,119,931)
                                                                          ------------
    Net loss on investments.................................                (6,488,567)
                                                                          ------------
Net decrease in net assets resulting from operations........              $ (5,990,782)
                                                                          ============

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                For the Years Ended
                                                                                       ------------------------------------
                                                                                       September 30, 2001 September 30, 2000
                                                                                       ------------------ ------------------
Decrease in net assets:
Operations:
  Net investment income...............................................................    $    497,785       $    810,490
  Net realized gain from investment transactions......................................       7,385,140          2,939,594
  Net realized gains from covered call options written................................         246,224            232,937
  Net unrealized depreciation of investments during the year..........................     (14,119,931)          (534,042)
                                                                                          ------------       ------------
  Net increase (decrease) in net assets resulting from operations.....................      (5,990,782)         3,448,979
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.11 and $0.25 per share, respectively).....        (312,675)          (909,204)
  Net investment income Class B Shares, ($0.03 and $0.13 per share, respectively).....         (11,225)           (55,853)
  Net investment income Class C Shares, ($0.03 and $0.13 per share, respectively).....         (32,071)          (201,425)
  Net realized gains Class A Shares, ($2.52 per share)................................      (6,482,914)                --
  Net realized gains Class B Shares, ($2.52 per share)................................        (803,525)                --
  Net realized gains Class C Shares, ($2.52 per share)................................      (2,324,683)                --
Increase (decrease) in net assets from Fund share transactions (Note 2)...............         315,864        (30,672,027)
                                                                                          ------------       ------------
Decrease in net assets................................................................     (15,642,011)       (28,389,530)
Net assets, beginning of year.........................................................      65,435,376         93,824,906
                                                                                          ------------       ------------
Net assets, end of year (including undistributed net investment income of $101,097 for
 the fiscal year ended September 30, 2001)............................................    $ 49,793,365       $ 65,435,376
                                                                                          ============       ============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                       Heritage Growth and Income Trust
                             Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                     Class A Shares*                        Class B Shares*
                                         ---------------------------------------  -------------------------------
                                                   For the Years Ended                    For the Years Ended
                                                      September 30,                          September 30,
                                         ---------------------------------------  -------------------------------
                                          2001     2000    1999    1998    1997    2001     2000    1999   1998+
                                         -------  ------  ------  ------  ------  -------  ------  ------  ------
Net asset value, beginning of year...... $ 15.40  $14.95  $14.99  $16.65  $14.67  $ 15.21  $14.76  $14.82  $15.62
                                         -------  ------  ------  ------  ------  -------  ------  ------  ------
Income from Investment Operations:
  Net investment income.................    0.15    0.19    0.34    0.36    0.40     0.04    0.08    0.22    0.19
  Net realized and unrealized gain
   (loss) on investments................   (1.59)   0.51    0.57   (0.37)   3.45    (1.55)   0.50    0.56   (0.88)
                                         -------  ------  ------  ------  ------  -------  ------  ------  ------
  Total from Investment Operations......   (1.44)   0.70    0.91   (0.01)   3.85    (1.51)   0.58    0.78   (0.69)
                                         -------  ------  ------  ------  ------  -------  ------  ------  ------
Less Distributions:
  Dividends from net investment
   income...............................   (0.11)  (0.25)  (0.33)  (0.32)  (0.38)   (0.03)  (0.13)  (0.22)  (0.11)
  Distributions from net realized
   gains................................   (2.52)     --   (0.62)  (1.33)  (1.49)   (2.52)     --   (0.62)     --
                                         -------  ------  ------  ------  ------  -------  ------  ------  ------
  Total Distributions...................   (2.63)  (0.25)  (0.95)  (1.65)  (1.87)   (2.55)  (0.13)  (0.84)  (0.11)
                                         -------  ------  ------  ------  ------  -------  ------  ------  ------
Net asset value, end of year............ $ 11.33  $15.40  $14.95  $14.99  $16.65  $ 11.15  $15.21  $14.76  $14.82
                                         =======  ======  ======  ======  ======  =======  ======  ======  ======
Total Return (%) (a)....................  (10.47)   4.74    6.14   (0.34)  29.45   (11.04)   3.95    5.32   (4.50)(b)
Ratios and Supplemental Data
  Expenses to average daily net
   assets
   With expenses waived (%).............    1.35    1.33    1.27    1.29    1.34     2.10    2.08    2.02    2.04(c)
   Without expenses waived (%)..........    1.48      --      --      --      --     2.23      --      --      --
  Net investment income to average
   daily net assets (%).................    1.08    1.27    2.19    2.24    2.65     0.30    0.55    1.44    1.75(c)
  Portfolio turnover rate (%)...........     178      58      46      66      75      178      58      46      66
  Net assets, end of year ($ millions)..      33      46      60      68      65        4       4       7       6

                                                     Class C Shares*
                                         ---------------------------------------
                                                   For the Years Ended
                                                      September 30,
                                         ---------------------------------------
                                          2001     2000    1999    1998    1997
                                         -------  ------  ------  ------  ------
Net asset value, beginning of year...... $ 15.21  $14.76  $14.82  $16.49  $14.57
                                         -------  ------  ------  ------  ------
Income from Investment Operations:
  Net investment income.................    0.04    0.08    0.22    0.25    0.28
  Net realized and unrealized gain
   (loss) on investments................   (1.56)   0.50    0.56   (0.38)   3.43
                                         -------  ------  ------  ------  ------
  Total from Investment Operations......   (1.52)   0.58    0.78   (0.13)   3.71
                                         -------  ------  ------  ------  ------
Less Distributions:
  Dividends from net investment
   income...............................   (0.03)  (0.13)  (0.22)  (0.21)  (0.30)
  Distributions from net realized
   gains................................   (2.52)     --   (0.62)  (1.33)  (1.49)
                                         -------  ------  ------  ------  ------
  Total Distributions...................   (2.55)  (0.13)  (0.84)  (1.54)  (1.79)
                                         -------  ------  ------  ------  ------
Net asset value, end of year............ $ 11.14  $15.21  $14.76  $14.82  $16.49
                                         =======  ======  ======  ======  ======
Total Return (%) (a)....................  (11.12)   3.95    5.32   (1.08)  28.49
Ratios and Supplemental Data
  Expenses to average daily net
   assets
   With expenses waived (%).............    2.10    2.08    2.02    2.04    2.07
   Without expenses waived (%)..........    2.23      --      --      --      --
  Net investment income to average
   daily net assets (%).................    0.32    0.55    1.44    1.51    1.87
  Portfolio turnover rate (%)...........     178      58      46      66      75
  Net assets, end of year ($ millions)..      13      16      26      31      21

--------
* Per share amounts have been calculated using the monthly average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to September 30, 1998.
(a)These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)Not annualized.
(c)Annualized.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                       Heritage Growth and Income Trust
                         Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1:Significant Accounting Policies. Heritage Growth and Income Trust (formerly Heritage Income-Growth Trust) (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to primarily seek long-term capital appreciation and, secondarily, to seek current income. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. For Class A Share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemption made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange or the Nasdaq Stock Market on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believe would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

     Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

     Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

     Distribution of Income and Gains: Distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

     Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

     State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

     Written Options: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

     Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------
                       Heritage Growth and Income Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------


Note 2:Fund Shares. At September 30, 2001, there were an unlimited number of shares of beneficial interst of no par value authorized.

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2001, were as follows:

                                                    Class A Shares           Class B Shares          Class C Shares
                                               ------------------------  ---------------------  -----------------------
                                                 Shares       Amount      Shares     Amount      Shares       Amount
                                               ----------  ------------  --------  -----------  ---------  ------------
Shares sold...................................    297,810  $  4,074,259   153,057  $ 2,181,524    319,158  $  4,178,604
Shares issued on reinvestment of distributions    508,876     6,415,658    60,962      750,251    183,600     2,265,075
Shares redeemed...............................   (855,753)  (12,321,951) (138,249)  (1,850,411)  (376,399)   (5,377,145)
                                               ----------  ------------  --------  -----------  ---------  ------------
Net increase (decrease).......................    (49,067) $ (1,832,034)   75,770  $ 1,081,364    126,359  $  1,066,534
                                                           ============            ===========             ============
Shares outstanding:
  Beginning of year...........................  2,962,228                 274,094               1,029,196
                                               ----------                --------               ---------
  End of year.................................  2,913,161                 349,864               1,155,555
                                               ==========                ========               =========

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2000, were as follows:

                                                    Class A Shares           Class B Shares          Class C Shares
                                               ------------------------  ---------------------  -----------------------
                                                 Shares       Amount      Shares     Amount      Shares       Amount
                                               ----------  ------------  --------  -----------  ---------  ------------
Shares sold...................................    134,584  $  2,041,577    26,885  $   404,338    144,620  $  2,159,489
Shares issued on reinvestment of distributions     56,443       838,616     3,536       51,635     12,519       182,757
Shares redeemed............................... (1,253,607)  (18,919,539) (252,419)  (3,774,051)  (913,038)  (13,656,849)
                                               ----------  ------------  --------  -----------  ---------  ------------
Net decrease.................................. (1,062,580) $(16,039,346) (221,998) $(3,318,078)  (755,899) $(11,314,603)
                                                           ============            ===========             ============
Shares outstanding:
  Beginning of year...........................  4,024,808                 496,092               1,785,095
                                               ----------                --------               ---------
  End of year.................................  2,962,228                 274,094               1,029,196
                                               ==========                ========               =========

Note 3:Purchases and Sales of Securities. For the fiscal year ended September 30, 2001, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $101,179,259 and $112,373,327, respectively.

     Transactions in covered call options written on equity securities were as follows:

                                             Number of Premiums
                                             Contracts Received
                                             --------- ---------
              Outstanding September 30, 2000    4,000  $  47,338
                Written.....................   83,900    303,669
                Closed......................  (53,100)  (211,233)
                Exercised...................   (2,300)   (27,220)
                Expired.....................  (32,500)  (112,554)
                                              -------  ---------
              Outstanding September 30, 2001       --  $       0
                                              =======  =========

--------------------------------------------------------------------------------
                       Heritage Growth and Income Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------


Note 4:Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets, and 0.60% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. Pursuant to a contractual agreement dated January 2, 2001, the Manager agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceeded 1.35% of the Class A Shares average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceeded 2.10% of those classes' average daily net assets for the fiscal year ended September 30, 2001. Under these agreements, management fees of $79,211 were waived for the fiscal year ended September 30, 2001. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2003, the Fund may be required to pay the Manager a portion or all of the management fees waived.

     On July 2, 2001, the Manager has entered into an agreement with and allocated assets to Thornburg Investment Management, Inc. ("Thornburg") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager equal to 37.5% of the average net assets on the first $100 million of net assets and 30% thereafter without regard to any reduction due to the imposition of expense limitations.

     Prior to July 2, 2001, the assets of the Fund were managed by Eagle Asset Management, Inc. ("Eagle"). Eagle will continue to serve as subadviser to the Fund, although there are no assets currently allocated to them. For the fiscal year ended September 30, 2001 Eagle and Thornburg earned $172,906 and $49,591 for subadviser fees, respectively, which were paid by the Manager.

     The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $53,508 for Shareholder Servicing fees and $52,925 for Fund Accounting services for the fiscal year ended September 30, 2001.

     Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $45,576 in front-end sales charges for Class A Shares, $35,999 in contingent deferred sales charges for Class B Shares and $1,465 in contingent deferred sales charges for Class C Shares for the fiscal year ended September 30, 2001. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs. Agency brokerage commissions for the same period aggregated $199,571 of which $4,590 was paid to the Distributor.

     Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee equal to .25% of the average daily net assets for Class A Shares. The Class B and Class C Share Distribution Plans provide for payments at an annual rate of up to 1.00% of average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

     Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income Trust, and Heritage Series Trust, investment companies that are also advised by the Manager of the Fund (collectively called the "Heritage Mutual Funds"). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Each portfolio in the Heritage Mutual Funds shares trustees' fees and expenses equally.

Note 5:Federal Income Taxes. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications between paid in capital, undistributed net investment income and accumulated net realized loss accounts are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications. For the fiscal year ended September 30, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to distribution reclassifications, the Fund charged undistributed net investment income and credited accumulated net realized loss $40,717.

--------------------------------------------------------------------------------
              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Heritage Growth and Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Growth and Income Trust (previously Heritage Income- Growth Trust) (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ Pricewaterhouse Coopers LLP
PricewaterhouseCoopers LLP
Tampa, Florida
November 5, 2001

--------------------------------------------------------------------------------
                       Heritage Growth and Income Trust
                             Shareholders' Meeting
                                  (unaudited)
--------------------------------------------------------------------------------


     On June 22, 2001, a special shareholders' meeting was held for the following purposes:

       (1)To approve a Subadvisory Agreement between the Manager and Thornburg with respect to the Fund;

       (2)To approve a change in the Fund's investment objective;

       (3)To approve changes to certain of the Fund's fundamental investment policies;

       (4)To approve a proposal to permit the Manager to hire subadvisers or modify subadvisory agreements without shareholder approval; and

       (5)To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     Shareholders of the Fund approved all of the proposals. The voting results were as follows:

                                                                                                    Shares
-                                                                                        ----------------------------
                                                                                            For    Against Abstaining
-                                                                                        --------- ------- ----------
To approve a Subadvisory Agreement between the Manager and Thornburg with respect to
 the Fund;                                                                               1,934,709  64,419  107,942

To approve a change in the Fund's investment objective;                                  1,613,016  68,907  425,147

To approve changes to certain of the Fund's fundamental investment policies;

  (1)Approval of the proposal to change the Fund's fundamental policy on
     diversification.                                                                    1,610,694  73,095  423,281

  (2)Approval of the proposal to eliminate the Fund's fundamental policy on restricted
     securities.                                                                         1,579,338  96,893  430,839

  (3)Approval of the proposal to eliminate the Fund's fundamental policy on investing in
     issuers whose securities are owned by officers and Trustees of the Fund.            1,558,522 124,613  423,935

  (4)Approval of the proposal to eliminate the Fund's fundamental policy on repurchase
     agreements.                                                                         1,564,209 104,381  438,480

To approve a proposal to permit the Manager to hire subadvisers or modify subadvisory
 agreements without shareholder approval;                                                1,501,417 170,512  435,141

--------------------------------------------------------------------------------
                        2001 Federal Income Tax Notice
                                  (unaudited)
--------------------------------------------------------------------------------

During the fiscal year ended September 30, 2001, the Fund paid to shareholders $9,570,405 or $2.52 per share from long-term capital gains.

Heritage Family of Funds/TM/

The Intelligent Creation of Wealth

Heritage Equity Funds
Aggressive Growth
Capital Appreciation
Eagle International
Growth and Income
Growth Equity
Mid Cap
Small Cap
Technology
Value Equity

Heritage Bond Funds
High Yield
Intermediate Government

Heritage Money Market Funds
Money Market
Municipal Money Market

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Growth and Income Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C)2001 Heritage Asset Management, Inc.

5M 10/01       [RECYCLE LOGO APPEARS HERE]        Printed on recycled paper
AR5314- IG

[HERITAGE LOGO APPEARS HERE]

Heritage Growth and Income Trust
P.O. Box 33022
St. Petersburg, FL  33733
www.heritagefunds.com   .  800-421-4184
------------------------------------
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